EX-99.g.2.vi

EXECUTION VERSION

AMENDMENT NO. 6 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

This AMENDMENT NO. 6 TO SECURITIES LENDING AUTHORIZATION AGREEMENT is made and effective as of the 14th day of November, 2019 (the “Effective Date”), by and between each investment company listed on Schedule 1 attached hereto (referred to herein, individually, as a “Client” and, collectively, as the “Clients”) on behalf of one or more of its series funds listed below such investment company on Schedule 1 attached hereto (referred to herein, individually, as a “Fund” and, collectively, as the “Funds”) and THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, N.A. (the “Lending Agent”).

WHEREAS, the Client and Mellon Bank, N.A., have entered into a certain Securities Lending Authorization Agreement dated as of July 20, 2007 with respect to certain lendable securities held by each Fund (as amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, The Bank of New York Mellon has succeeded by operation of law to all right, title and interest of Mellon Bank, N.A., in, to and under the Agreement; and

WHEREAS, the Client and the Lending Agent desire to amend the Agreement in certain respects as hereinafter provided:

NOW, THEREFORE, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1. From and after the Effective Date, the Agreement is hereby amended by deleting Schedule 1 therefrom in its entirety and substituting in lieu thereof a new Schedule 1 identical to that which is attached hereto as Attachment 1.

2. Except as expressly amended hereby, all of the provisions of the Agreement shall continue in full force and effect; and are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Agreement to “this Agreement” (and all indirect references such as “herein”, “hereby”, “hereunder” and “hereof’) shall be deemed to refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

THE BANK OF NEW YORK MELLON

By:	/s/ Todd Levy
Title:	Director, Securities Finance
BNY Mellon

By:	/s/ Maria B. Fox
Title:	Director
BNY Mellon Securities Finance

DELAWARE GROUP ADVISER FUNDS, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP CASH RESERVE, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS I, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP FOUNDATION FUNDS,

on behalf of its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL &

INTERNATIONAL FUNDS, on behalf of its

Funds identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND,

on behalf of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on

behalf of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM

GOVERNMENT FUNDS, on behalf of its

Funds identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on

behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on behalf of its Funds identified on Schedule 1

DELAWARE VIP TRUST, on behalf of its Funds identified on Schedule 1

2

VOYAGEUR MUTUAL FUNDS III, on behalf

of its Funds identified on Schedule 1

DELAWARE INVESTMENTS DIVIDEND AND

INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL

DIVIDEND & INCOME FUND

By:	/s/ Richard Salus
Title:	Chief Financial Officer

3

Attachment 1 to

AMENDMENT NO. 6 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

SCHEDULE 1

which Amendment is made and effective as of November 14, 2019, by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the “Lending Agent”) and the Clients on behalf of their respective Funds.

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust

SEC Registration No. 811-07972 (1940 Act)

033-67490 (1933 Act)

Registrant CIK# 0000910682

Tax Year End: October 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Diversified Income Fund	07/20/2007			[TIN OMITTED]	S000003911
Class A		246248744	DPDFX
Class C		246248595	DPCFX
Class R		246248553	DPRFX
Class R6		245917612	DPZRX
Institutional Class		246248587	DPFFX
Delaware U.S. Growth Fund	07/20/2007			[TIN OMITTED]	S000003912
Class A		245917505	DUGAX
Class C		245917703	DEUCX
Class R		245917711	DEURX
Class R6		245917596	DUZRX
Institutional Class		245917802	DEUIX
Delaware Global Real Estate	09/28/2012			[TIN OMITTED]	S000037873
Opportunities Fund
Class A		245917653	DGRPX
Class C		245917646	DLPCX
Class R		245917638	DLPRX
Institutional Class		245917620	DGROX
4

DELAWARE GROUP CASH RESERVE, a Delaware statutory trust

SEC Registration No. 811-02806 (1940 Act)

2-60770 (1933 Act)

Registrant CIK# 230173

Tax Year End: March 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Investments Ultrashort Fund	11/19/2015			[TIN OMITTED]	S000003913
Class A		245910609	DLTAX
Class C		245910708	DLTCX
Class L		245910807	DLTLX
Institutional Class		245910500	DULTX

DELAWARE GROUP EQUITY FUNDS I, a Delaware statutory trust

SEC Registration No. 811-249 (1940 Act)

2-10765 (1933 Act)

Registrant CIK# 027801

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Mid Cap Value Fund	02/01/2008			[TIN OMITTED]	S000020812
Class A		246093868	DLMAX
Class C		246093850	DLMCX
Class R		246093843	DLMRX
Institutional Class		246093835	DLMIX
5

DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust

SEC Registration No. 811-750 (1940 Act)

2-13017 (1933 Act)

Registrant CIK# 027574

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Value Fund	07/20/2007			[TIN OMITTED]	S000002391
Class A		24610C881	DDVAX
Class C		24610C865	DDVCX
Class R		245907860	DDVRX
Class R6		24610C840	DDZRX
Institutional Class		24610C857	DDVIX
6

DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust

SEC Registration No. 811-4413 (1940 Act)

033-442 (1933 Act)

Registrant CIK# 778108

Tax Year End: March 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Healthcare Fund	08/15/2007			[TIN OMITTED]	S000018873
Class A		24610E101	DLHAX
Class C		24610E200	N/A
Class R		24610E309	N/A
Institutional Class		24610E408	DLHIX
Delaware Smid Cap Growth Fund	7/20/2007			[TIN OMITTED]	S000003914
Class A		245906102	DFCIX
Class C		245906409	DEEVX
Class R		245906508	DFRIX
Class R6		24610A505	DFZRX
Institutional Class		245906201	DFDIX
Delaware Small Cap Growth Fund	6/30/2016			[TIN OMITTED]	S000054164
Class A		24610A604	DSGDX
Class C		24610A703	DSGEX
Class R		24610A885	DSGFX
Institutional Class		24610A802	DSGGX
Delaware Covered Call Strategy Fund	10/4/2019			[TIN OMITTED]	S000065913
Class A		24611Dl02	FRCCX
Class R6		24611D300	FRCEX
Institutional Class		24611D201	FRCDX
Delaware Equity Income Fund	10/4/2019			[TIN OMITTED]	S000065923
Class A		24611D409	FIUTX
Class R6		24611D607	FIUVX
Institutional Class		24611D508	FIUUX
7

Delaware Floating Rate II Fund	10/4/2019			[TIN OMITTED]	S000065924
Class A		24611D615	FRFDX
Class R6		24611D581	FRFNX
Institutional Class		24611D599	FRFEX
Delaware Fund for Income	10/4/2019			[TIN OMITTED]	S000065925
Class A		24611D573	FIFIX
Class R6		24611D557	FIFLX
Institutional Class		24611D565	FIFKX
Delaware Global Equity Fund	10/4/2019			[TIN OMITTED]	S000065926
Class A		24611D706	FIISX
Class R6		24611D805	FIIUX
Institutional Class		24611D888	FIITX
Delaware Government Cash Management Fund	10/4/2019			[TIN OMITTED]	S000065927
Class A		24611D540	FICXX
Class R6		24611D532	FIFXX
Delaware Growth Equity Fund	10/4/2019			[TIN OMITTED]	S000065928
Class A		24611D714	FICGX
Class R6		246110680	FICIX
Institutional Class		24611D698	FICHX
Delaware Growth and Income Fund	10/4/2019			[TIN OMITTED]	S000065929
Class A		24611D870	FGINX
Class R6		246110854	FGIQX
Institutional Class		246110862	FGIPX
Delaware Hedged U.S. Equity Opportunities Fund	10/4/2019			[TIN OMITTED]	S000065930
Class A		246110847	FHEJX
Class R6		24611D821	FHELX
Institutional Class		246110839	FHEKX
8

Delaware International Fund	10/4/2019			[TIN OMITTED]	S000065914
Class A		246110813	FIINX
Class R6		24611D789	FIIQX
Institutional Class		24611D797	FIIPX
Delaware International Opportunities Bond Fund	10/4/2019			[TIN OMITTED]	8000065915
Class A		246 U D524	FIOBX
Class R6		24611D490	FIOEX
Institutional Class		24611D516	FIODX
Delaware Investment Grade Fund	10/4/2019			[TIN OMITTED]	8000065916
Class A		24611D482	FIIGX
Class R6		24611D466	FIIKX
Institutional Class		24611D474	FIDX
Delaware Limited Duration Bond Fund	10/4/2019			[TIN OMITTED]	8000065917
Class A		24611D458	FLDKX
Class R6		24611D433	FLDMX
Institutional Class		24611D441	FLDLX
Delaware Opportunity Fund	10/4/2019			[TIN OMITTED]	S000065918
Class A		24611D771	FIUSX
Class R6		24611D755	FNVX
Institutional Class		24611D763	FNUX
Delaware Premium Income Fund	10/4/2019			[TIN OMITTED]	S000065919
Class A		24611D748	FPIKX
Class R6		24611D722	FPIMX
Institutional Class		24611D730	FPILX
Delaware Special Situations Fund	10/4/2019			[TIN OMITTED]	S000065920
Class A		24611D672	FIS8X
Class R6		24611D656	FI8UX
Institutional Class		24611D664	FISTX
Delaware Strategic Income II	10/4/2019			[TIN OMITTED]	8000065921
Class A		24611D425	F8IFX
Institutional Class		24611D417	FSIHX
Delaware Total Return Fund	10/4/2019			[TIN OMITTED]	8000065922
Class A		24611D649	FITRX
Class R6		24611D623	FITVX
Institutional Class		24611D631	FITUX
9

DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust

SEC Registration No. 811-4997 (1940 Act)

33-11419 (1933 Act)

Registrant CIK# 809821

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Wealth Builder Fund	07/20/2007			[TIN OMITTED]	S000002399
Class A		24610B107	DDIAX
Class C		24610B305	DDICX
Class R		24610B842	DDDRX
Institutional Class		24610B404	DDIIX
Delaware Small Cap Core Fund	07/20/2007			[TIN OMITTED]	S000002400
Class A		24610B883	DCCAX
Class C		24610B867	DCCCX
Class R		24610B834	DCCRX
Class R6		24610B826	DCZRX
Institutional Class		24610B859	DCCIX
Delaware Small Cap Value Fund	07/20/2007			[TIN OMITTED]	S000002401
Class A		246097109	DEVLX
Class C		246097406	DEVCX
Class R		246097505	DVLRX
Class R6		24610B818	DVZRX
Institutional Class		246097208	DEVIX
10

DELAWARE GROUP FOUNDATION FUNDS, a Delaware statutory trust

SEC Registration No. 811-08457 (1940 Act)

333-38801 (1933 Act)

Registrant CIK# 1048133

Tax Year End: March 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Strategic Allocation Fund	05/22/2008			[TIN OMITTED]	S000004196
Class A
Class C		245918503	DFBAX
Class R		245918701	DFBCX
Institutional Class		245918834	DFBRX
		245918800	DFFIX

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust

SEC Registration No. 811-6324 (1940 Act)

33-41034 (1933 Act)

Registrant CIK# 875610

Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Emerging Markets Fund	07/20/2007			[TIN OMITTED]	S000003916
Class A		245914841	DEMAX
Class C		245914825	DEMCX
Class R		245914569	DEMRX
Class R6		245914510	DEMZX
Institutional Class		245914817	DEMIX
11

Delaware Global Value Fund	07/20/2007			[TIN OMITTED]	S000003917
Class A		245914718	DABAX
Class C		245914684	DABCX
Class R		N/A	N/A
Institutional Class		245914676	DABIX
Delaware International Value Equity Fund	07/20/2007			[TIN OMITTED]	S000003918
Class A		245914106	DEGIX
Class C		245914858	DEGCX
Class R		245914577	DIVRX
Institutional Class		245914403	DEQIX
Delaware International Small Cap Fund	07/20/2007			[TIN OMITTED]	S000024716
Management Fund
Class A		246118541	DGGAX
Class C		246118533	N/A
Class R		246118525	N/A
Institutional Class		246118517	DGGIX
12

DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust

SEC Registration No. 811-4304 (1940 Act)

2-97889 (1933 Act)

Registrant CIK# 769220

Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Strategic Income Fund	07/20/2007			[TIN OMITTED]	S000003919
Class A		246094205	DEGGX
Class C		246094700	DUGCX
Class R		246094809	DUGRX
Institutional Class		246094502	DUGIX
Delaware Emerging Markets Debt Fund	09/30/2013			[TIN OMITTED]	S000041892
Class A		246094841	DEDAX
Class C		246094833	DEDCX
Class R		246094825	DEDRX
Institutional Class		246094817	DEDIX
13

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust

SEC Registration No. 811-2071 (1940 Act)

2-37707 (1933 Act)

Registrant CIK# 027825

Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Corporate Bond Fund	07/20/2007			[TIN OMITTED]	S000003921
Class A		245908785	DGCAX
Class C		245908769	DGCCX
Class R		245908744	DGCRX
Institutional Class		245908751	DGCIX
Delaware Extended Duration Bond	07/20/2007			[TIN OMITTED]	S000003923
Fund
Class A		245908835	DEEAX
Class C		245908819	DEECX
Class R		245908728	DEERX
Class R6		245908629	DEZRX
Institutional Class		245908793	DEEIX
Delaware High-Yield Opportunities	07/20/2007			[TIN OMITTED]	S000003924
Fund
Class A		245908876	DHOAX
Class C		245908850	DHOCX
Class R		245908736	DHIRX
Institutional Class		245908843	DHOIX
Delaware Floating Rate Fund	10/01/2010			[TIN OMITTED]	S000028004

Class A		245908660	DDFAX
Class C		245908652	DDFCX
Class R		245908645	DDFFX
Institutional Class		245908637	DDFLX
14

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust

SEC Registration No. 811-3363 (1940 Act)

2-75526 (1933 Act)

Registrant CIK# 357059

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Limited-Term Diversified	07/20/2007			[TIN OMITTED]	S000002397
Income Fund
Class A		245912308	DTRIX
Class C		245912704	DTICX
Class R		245912803	DLTRX
Class R6		245912886	DLTZX
Institutional Class		245912506	DTINX
Delaware Tax-Exempt Income	10/4/2019			[TIN OMITTED]	S000065931
Fund
Class A		245912878	FITAX
Class R6		245912852	FITEX
Institutional Class		245912860	FITDX
Delaware Tax-Exempt	10/4/2019			[TIN OMITTED]	S000065932
Opportunities Fund
Class A		245912845	EIITX
Class R6		245912829	EIINX
Institutional Class		245912837	EIIAX
15

Delaware Tax-Free California II	10/4/2019			[TIN OMITTED]	S000065933
Fund
Class A		245912811	FICAX
Class R6		245912787	FICLX
Institutional Class		245912795	FICJX
Delaware Tax-Free New Jersey Fund	10/4/2019			[TIN OMITTED]	S000065934
Fund		245912779	FINJX
Class A		245912753	FINNX
Class R6		245912761	FINLX
Institutional Class
Delaware Tax-Free New York II Fund	10/4/2019			[TIN OMITTED]	S000065935
Class A		245912746	FNYFX
Class R6		245912720	FNYJX
Institutional Class		245912738	FNYHX
Delaware Tax-Free Oregon Fund	10/4/2019			[TIN OMITTED]	S000065936
Class A		245912712	FTORX
Class R6		245912688	FTOUX
Institutional Class		245912696	FTOTX
16

DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust

SEC Registration No. 811-3850 (1940 Act)

2-86606 (1933 Act)

Registrant CIK# 728352

Tax Year End: August 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free USA Intermediate Fund	07/20/2007			[TIN OMITTED]	S000002404
Class A		245909304	DMUSX
Class C		245909882	DUICX
Institutional Class		24610H203	DUSIX
17

DELAWARE POOLED TRUST, a Delaware statutory trust

SEC Registration No. 811-6322 (1940 Act)

33-40991 (1933 Act)

Registrant CIK# 875352

Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Macquarie Large-Cap Value Equity Portfolio	07/20/2007	246248108	DPDEX	[TIN OMITTED]	S000003931
Delaware Global Listed Real Assets Fund	07/20/2007			[TIN OMITTED]	S000003937
Class A		246248868	DPREX
Class B		246248819	DPRBX
Class C		246248793	DPRCX
Class R		246248561	DPRRX
Institutional Class		246248777	DPRSX
Macquarie Labor Select International Equity Portfolio	07/20/2007	246248876	DELPX	[TIN OMITTED]	S000003929
Macquarie Emerging Markets Portfolio	07/20/2007	246248843	DPEMX	[TIN OMITTED]	S000003940
Macquarie High Yield Bond Portfolio	07/20/2007	246248850	DPHYX	[TIN OMITTED]	S000003942
Macquarie Core Plus BondPortfolio	07/20/2007	246248538	DCPFX	[TIN OMITTED]	S000003939
Macquarie Emerging Markets Portfolio II	10/01/2010	246248470	DPEGX	[TIN OMITTED]	S000025841
18

DELAWARE VIP TRUST, a Delaware statutory trust

SEC Registration No. 811-5162 (1940 Act)

33-14363 (1933 Act)

Registrant CIK# 814230

Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP Limited-Term Diversified Income Series Standard Class Service Class	07/20/2007	246493563 246493571	N/A	[TIN OMITTED]	S000002479
Delaware VIP Diversified Income Series Standard Class Service Class	07/20/2007	246493548 246493555	N/A	[TIN OMITTED]	S000002481
Delaware VIP Emerging Markets Series Standard Class Service Class	07/20/2007	246493878 246493886	N/A	[TIN OMITTED]	S000002482
Delaware VIP High Yield Series Standard Class Service Class	07/20/2007	246493811 246493829	N/A	[TIN OMITTED]	S000002485
Delaware VIP International Value Equity Series Standard Class Service Class	07/20/2007	246493761 246493779	N/A	[TIN OMITTED]	S000002486
Delaware VIP REIT Series Standard Class Service Class	07/20/2007	246493720 246493738	N/A	[TIN OMITTED]	S000002473
Delaware VIP Small Cap Value Series Standard Class Service Class	07/20/2007	246493670 246493688	N/A	[TIN OMITTED]	S000002475
19

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP U.S. Growth Series Standard Class Service Class	07/20/2007	246493589 246493597	N/A	[TIN OMITTED]	S000002477
Delaware VIP Value Series Standard Class Service Class	07/20/2007	246493746 246493753	N/A	[TIN OMITTED]	S000002478
Delaware VIP Smid Cap Core Series Standard Class Service Class	7/20/2007	246493837 246493845	N/A	[TIN OMITTED]	S000002484
Delaware VIP Covered Call Strategy Series Standard Class	10/4/2019	246493530	N/A	[TIN OMITTED]	S000065937
Delaware VIP Equity Income Series Standard Class	10/4/2019	246493498	N/A	[TIN OMITTED]	S000065941
Delaware VIP Fund for Income Series Standard Class	10/4/2019	246493522	N/A	[TIN OMITTED]	S000065942
Delaware VIP Government Cash Management Series Standard Class	10/4/2019	246493480	N/A	[TIN OMITTED]	S000065943
Delaware VIP Growth and Income Series Standard Class	10/4/2019	246493472	N/A	[TIN OMITTED]	S000065945
Delaware VIP Growth Equity Series Standard Class	10/4/2019	246493514	N/A	[TIN OMITTED]	S000065944
20

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP International Series Standard Class	10/4/2019	246493431	N/A	[TIN OMITTED]	S000065946
Delaware VIP Investment Grade Series Standard Class Service Class	10/4/2019	246493399 246493381	N/A	[TIN OMITTED]	S000065947
Delaware VIP Limited Duration Bond Series Standard Class	10/4/2019	246493456	N/A	[TIN OMITTED]	S000065948
Delaware VIP Opportunity Series Standard Class	10/4/2019	246493464	N/A	[TIN OMITTED]	S000065938
Delaware VIP Special Situations Series Standard Class	10/4/2019	246493449	N/A	[TIN OMITTED]	S000065939
Delaware VIP Total Return Series Standard Class Service Class	10/4/2019	246493423 246493415	N/A	[TIN OMITTED]	S000065940

21

VOYAGEUR MUTUAL FUNDS III, a Delaware statutory trust

SEC Registration No. 811-4547 (1940 Act)

2-95928 (1933 Act)

Registrant CIK# 763749
Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Select Growth Fund	07/20/2007			[TIN OMITTED]	S000003946
Class A		928931104	DVEAX
Class C		928931203	DVECX
Class R		928931740	DFSRX
Institutional Class		928931757	VAGGX

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., a Maryland corporation

SEC Registration No. 811-7460 (1940 Act)

33-57808 (1933 Act)

Registrant CIK# 896923

Tax Year End: November 30

CUSIP: 245915103

Tax ID#: [TIN OMITTED]

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, a Delaware statutory trust

SEC Registration No. 811-22050 (1940 Act)

333-142103 (1933 Act)

Registrant CIK# 1396167 Tax Year End: November 30
CUSIP: 246060107

Tax ID#: [TIN OMITTED]

22